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                                                                   Exhibit 10.20


       John A. Blaeser Options - Full Vesting in the Event of Acquisition
                   of the Company or Termination as a Director


                                                         Option Number B9601-006


                          CONCORD COMMUNICATIONS, INC.

                             Stock Option Agreement



Concord Communications, Inc., a Massachusetts corporation (the "Company"), hereby grants this 1st day of 1996 to John Blaeser (the "Employee") an Option (the "Option") to purchase a maximum of 563,139 shares of its Common Stock, $.01 par value, at the price of .05 per share, on the following terms and conditions.

1.       GRANT UNDER 1995 STOCK PLAN

         This Option is granted pursuant to and is governed by the Company's 1995 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. In the event of any inconsistency or conflict between this Agreement and the Plan, the terms of the Plan shall govern.

2.       OTHER OPTIONS

         This option is in addition to any other Options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another Option.

3.       EXTENT OF OPTION IF EMPLOYMENT CONTINUES

         If the Employee continues to be employed by the Company on the following dates, the Employee may exercise this Option for the number of shares set forth in the schedule below:



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
                         Cumulative                                Cumulative
                           Shares                                    Shares
        Date             Exercisable             Date             Exercisable
      --------           -----------           --------           -----------
      01/01/96              18,396             04/01/98             344,165
      04/01/96              26,045             07/01/98             377,739
      07/01/96              45,402             10/01/98             411,311
      10/01/96              62,905             01/01/99             444,883
      01/01/97             172,092             04/01/99             478,457
      04/01/97             206,506             07/01/99             510,326
      07/01/97             240,921             10/01/99             537,993
      10/01/97             275,337             01/01/00             563,139
      01/01/98             309,751

Provided, however, this Option shall become exercisable in full upon the first to occur of the following:

(a) The consolidation or merger of the Company with or into any other entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change in, the outstanding shares of the capital stock of the Company), or a sale, conveyance, or disposition of all or substantially all of the assets of the Company; and

(b) The time when the Employee shall cease to be a Director of the Company other than by reason of death, disability or resignation.

The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised up to and including the date which is eight (8) years from the date this Option is granted. All of the foregoing rights are subject to Sections 4 and 5 below, as appropriate, if the Employee ceases to be employed by the Company or becomes disabled or dies while in the employ of the Company.

If the Company becomes a party to a merger, consolidation, reorganization or similar corporate transaction, the Company agrees to send written notice of such event to the Employee. The Company agrees to request for the holders of unexercised Options rights comparable to those granted under the 1995 Plan but shall incur no liability for failure to secure such rights.

4.       TERMINATION OF EMPLOYMENT

         If the Employee ceases to be employed by the Company other than by reason of death, this Option shall terminate after the passage of sixty
         (60) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this Option.

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5.       DEATH OR DISABILITY

         If the Employee dies while in the employ of the Company, this Option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative, or beneficiary to whom this Option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this Option may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180 day period or the scheduled expiration date, whichever is earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

6.       PARTIAL EXERCISE

         Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment.

7.       AGREEMENT TO PURCHASE FOR INVESTMENT

         By acceptance of this Option, the Employee agrees that a purchase of shares under this Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Act and with any applicable state securities laws.

8.       METHOD OF EXERCISING OPTION

         Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice and payment have been received. The certificate or certificates for the

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         shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to
         Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

9.       OPTION NOT TRANSFERABLE

         This Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime, only the Employee can exercise this Option.

10.      NO OBLIGATION TO EXERCISE OPTION

         The grant and acceptance of this Option imposes no obligation on the Employee to exercise it.

11.      NO OBLIGATION TO CONTINUE EMPLOYMENT

         The Company is not by the Plan or this Option obligated to continue the Employee in employment.

12.      NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

         The Employee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

13.      CAPITAL CHANGES AND BUSINESS SUCCESSIONS

         It is the purpose of this Option to encourage the Employee to work for the best interest of the Company and its stockholders. Since, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this Option would not be served if such a stock dividend, merger, or similar occurrence would cause the Employee's rights hereunder to be diluted or terminated and thus be contrary to the Employee's interest. The Plan contains extensive provisions designed to preserve Options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustments with respect to stock subject to Options and the related provisions with

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         respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without limiting the generality of the foregoing, it is understood that for the purposes of Sections 3 and 5 hereof, both inclusive, employment by the Company includes employment by a related corporation as described in the Plan.

14.      EARLY DISPOSITION

         The Employee agrees to notify the Company of any disposition of any shares of Common Stock acquired on the exercise of this Option within the two year period beginning on the date of grant or within one year after the date of the transfer of such shares to the Employee. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. Employees who receive incentive stock options will be disqualified under Section 422 of the Code from receiving the favorable income tax treatment otherwise available with respect to the exercise of such an Option if they dispose of the stock received on exercise of the Option within either of the one or two year periods described in the preceding sentence.

15.      GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the internal laws of Massachusetts.

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.


                                             CONCORD COMMUNICATIONS, INC.


                                             By: /s/
                                                 -------------------------------

                                             /s/ John A. Blaeser
                                             -----------------------------------
                                                         EMPLOYEE